SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 21, 2007 (February 14, 2007)
Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578_

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
HLI Operating Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742_

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15300 Centennial Drive, Northville, Michigan 48168
(Address of principal executive offices)                (Zip Code)
(734) 737-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
     On February 14, 2007, HLI Operating Company, Inc. and HLI Suspension Holding Company, Inc., (together, the “Sellers”), both wholly owned subsidiaries of Hayes Lemmerz International, Inc. (the “Company”), completed the previously disclosed sale of all of the issued and outstanding shares of capital stock of Hayes Lemmerz International — Bristol, Inc., and Hayes Lemmerz International — Montague, Inc. (together, the “Suspension Subsidiaries”) to Diversified Machine, Inc. The Suspension Subsidiaries operated the Company’s aluminum suspension components business in North America through facilities located in Bristol, Indiana and Montague, Michigan.
     The consideration received by the Sellers for the sale of the Suspension Subsidiaries was approximately $26.2 million and consisted of approximately $21.1 million in cash plus the assumption of approximately $5.1 million of debt under capital leases for equipment at the facilities. The purchase price reflects a reduction from the expected purchase price previously disclosed as the result of adjustments based on the Suspension Subsidiaries’ capital expenditures relative to the capital budget and estimated working capital levels at the closing. The cash portion of the purchase price is subject to customary post-closing adjustments based on working capital on the closing date. Approximately $2.5 million of the purchase price is being held in escrow to secure the Sellers’ obligations under the Stock Purchase Agreement executed in connection with the transaction.
     A copy of a press release of the Company relating to the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information
     Pursuant to paragraph (b)(1) of Item 9.01 of Form 8-K, the Company is furnishing pro forma financial information in Exhibit 99.2, which is incorporated herein by reference
(d)	Exhibits.

See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: February 21, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: February 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Issued by Hayes Lemmerz International, Inc. on February 15, 2007 relating to completion of the sale of the Suspension Subsidiaries.

99.2	Pro forma financial information of Hayes Lemmerz International, Inc.